UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                            CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported): November 4, 2004

                                 ENDOVASC, INC.
             (Exact name of registrant as specified in its charter)

                                     NEVADA
                 (State of Other Jurisdiction of Incorporation)

                 000-28371                        76-0512500
         (Commission File Number)        (IRS Employer Identification No.)

   550 CLUB DRIVE, SUITE 440
       MONTGOMER, TEXAS                             77316
(Address of Principal Executive Offices)          (Zip Code)

                                 (936) 582-5920
              (Registrant's Telephone Number, Including Area Code)



     Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]  Written  communications  pursuant  to  Rule  425  under the Securities Act.
[X]  Soliciting  material  pursuant  to  Rule  14a-12  under  the  Exchange Act.
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act.
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act.


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ITEM  5.02  DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS;
APPOINTMENT  OF  PRINCIPAL  OFFICERS.

     On November 4, 2004, Endovasc, Inc. (the "Company") received notice from E. Michael Prater that he would be unable to act as a director of the Company because of other commitments. The Board of Directors reduced the size of the Board of Directors from five (5) to four (4) persons, effective as of November 4, 2004.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                               /s/  Diane Dottavio
Date: November 5, 2004                     By: -------------------------
                                               Diane Dottavio, President


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